UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2014

DiMi Telematics International, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52759	20-4743354
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

290 Lenox Avenue New York, New York 10027
(Address of principal executive offices)

Registrant’s telephone number, including area code: (855)-633-3738

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

On October 23, 2014, the DiMi Telematics International, Inc. (the “Company”) issued a press release regarding a patent issued to the Company by the United States Patent and Trademark Office on July 15, 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The patent, U.S. Patent No. 8,781,633, titled “Monitoring and Control Systems and Methods,” covers claims relating to communications systems and methods for monitoring and or controlling a multitude of functionalities within various facilities and/or buildings. More particularly, communications systems and methods for remotely monitoring and/or controlling a plurality of building functions relating to various utility, security, maintenance and other sysems within a single building and/or several buildings. Claims also cover two-way communications systems and methods for remotely monitoring and controlling various sensors, alarms and/or other devices within a facility and/or several facilities. In some embodiments, the Company’s patented technology provides for systems and methods that can be configured to enable remote management of building systems and sub-systems, such as HVAC, boilers, lighting, electrical systems, security systems, and any other types of systems in a building and/or buildings. It can be further configured to provide a monitoring and command interface to any building system that, in some embodiments, can be configured to use LonTalk and/or Bacnet protocol or any other protocols for communication.

The patent is expected to expire in 2030.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “can,” “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and the press release included as exhibit 99.1 of Item 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

Item 9.01.	Financial Statements and Exhibits.

Exhibit 99.1	Press Release dated October 23, 2014.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DiMi Telematics International, Inc.
Date: October 23, 2014	By:	/s/ Barry Tenzer
Barry Tenzer, President and Chief Executive Officer

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